Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement Income Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ John J. Brennan
John J. Brennan
Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement Income Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ Thomas J. Higgins
Thomas J. Higgins
Treasurer

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement 2005 Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

3.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ John J. Brennan
John J. Brennan
Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement 2005 Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

3.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ Thomas J. Higgins
Thomas J. Higgins
Treasurer

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement 2015 Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

5.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

6.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ John J. Brennan
John J. Brennan
Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement 2015 Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

5.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

6.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ Thomas J. Higgins
Thomas J. Higgins
Treasurer

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement 2025 Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

7.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

8.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ John J. Brennan
John J. Brennan
Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement 2025 Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

7.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

8.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ Thomas J. Higgins
Thomas J. Higgins
Treasurer

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement 2035 Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

9.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

10.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ John J. Brennan
John J. Brennan
Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement 2035 Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

9.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

10.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ Thomas J. Higgins
Thomas J. Higgins
Treasurer

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement 2045 Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

11.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

12.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ John J. Brennan
John J. Brennan
Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Vanguard Target Retirement 2045 Fund

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

11.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

12.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: October 22, 2004	/s/ Thomas J. Higgins
Thomas J. Higgins
Treasurer